UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2013

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-54866	13-3607383
(Commission File Number)	(IRS Employer Identification No.)

5901 SILVERADO TRAIL NAPA, CA	94558
(Address of Principal Executive Offices)	(Zip Code)

800-486-0503
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with the planned spin-off of Crimson Wine Group, Ltd. (“Crimson”) from Leucadia National Corporation (“Leucadia”), on or about February 25, 2013, the information statement attached hereto as Exhibit 99.1 is being distributed to holders of Leucadia common shares of record as of February 11, 2013.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Information Statement of Crimson Wine Group, Ltd. dated February 11, 2013(furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2013

CRIMSON WINE GROUP, LTD.

By:	/s/ Patrick M. DeLong
Name:	Patrick M. DeLong
Title:	Chief Financial & Operating Officer

Exhibit Index

99.1	Information Statement of Crimson Wine Group, Ltd. dated February 11, 2013(furnished herewith).